SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 27, 1999


                                 CRYOLIFE, INC.

               (Exact name of registrant as specified in charter)



            Florida                   021104                59-2417093
         (State or other            (Commission             (IRS Employer
         jurisdiction of            File Number)            Identification No.)
         incorporation)



1655 Roberts Boulevard, N.W., Kennesaw, Georgia              30144
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number including area code  (770) 419-3355



(Former name or former address, if changed since last report)  Not applicable







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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

 Effective May 27, 1999, at the recommendation of the Audit Committee, the Board of Directors of Registrant engaged the accounting firm of Arthur Andersen LLP as independent auditors for the Registrant. Arthur Andersen LLP replaces the firm of Ernst & Young LLP, whose engagement was terminated (upon the expiration of their engagement) by Registrant's Board of Directors, also based on the recommendation of the Audit Committee.

Neither the Registrant nor anyone engaged on its behalf has consulted with Arthur Andersen LLP since the beginning of Registrant's fiscal year ended
December 31, 1997 with regard to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, which Arthur Andersen LLP has concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

 There were no disagreements between Registrant and Ernst & Young LLP in connection with the audits of the two most recent fiscal years ended December 31, 1998, and the subsequent interim period through May 27, 1999, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Ernst & Young LLP to make reference in connection with their reports to the subject matter of the disagreement. In addition, no events of the type referenced in paragraphs (a) (1) (v) (A) through (D) of Item 304 of Regulation S-K occurred within the Registrant's two most recent fiscal years or within the subsequent interim period through May 27, 1999.

The audit reports of Ernst & Young LLP on the consolidated financial statements of Registrant as of and for the years ended December 31, 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Registrant has requested Ernst & Young LLP to furnish Registrant with a letter, addressed to the Commission, stating whether they agree with the statements made by Registrant herein. That letter will be filed by amendment when received.



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


ITEM 7.  EXHIBITS.

         16*      Letter re Change in Certifying Accountant

         * To be filed by amendment.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CRYOLIFE, INC.



                                By: /s/ Edwin B. Cordell, Jr.
                                    Edwin B. Cordell, Jr.
                                    Vice President and Chief Financial Officer

Date:  June  4, 1999

846638v2

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


                                  EXHIBIT INDEX



Exhibit No.                   Exhibit                    Sequential Page No.

16*                    Letter re Change in
                       Certifying Accountant

* To be filed by amendment.